SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021 (February 22, 2021)

RC-1, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-210960	26-1449268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 S. State Street

Suite S103

Newtown, PA 18940

(Address of Principal Executive Offices) (Zip Code)

484-249-9801

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Explanatory Note

On February 22, 2021, RC-1, Inc. (the “Company”) filed its Form 8-K (“Original Form 8-K”) to report the acquisition on March 17, 2021 of all of the issued and outstanding memberships interests of The Home Integrator Holdings, LLC, a Delaware limited liability company (“HI”) pursuant to that certain Share Exchange Agreement by and among the Company, HI and the Members of HI.  The Original Form 8-K did not include the audited financial statements of HI or the pro-forma unaudited financial statements of the combined entity. This Amendment No. 1 to the Form 8-K is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of HI.

Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements of The Home Integrator Holdings, LLC are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99.1 — The Home Integrator Holdings, LLC audited financial statements, including the independent auditor’s report as of and for the year ended December 31, 2020.

(b)	Pro Forma Financial Information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.2 — Unaudited pro forma condensed consolidated financial statements for the fiscal year ended December 31, 2020 to give effect to the reverse acquisition transaction between RC-1, Inc. and The Home Integrator Holdings, LLC.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Financial Statements of the The Home Integrator Holdings, LLC for the fiscal year ended December 31, 2020*

99.2

Unaudited pro forma condensed consolidated financial statements for the fiscal year ended December 31, 2020 to give effect to the reverse acquisition transaction between RC-1, Inc. and The Home Integrator Holdings, LLC*

_________________

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC-1, Inc.

Date: May 14, 2021	By:	/s/ John E. Parker
Name: John E. Parker Title: Chief Executive Officer

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